Equitable Financial Life Insurance Company of America

Equitable Financial Life Insurance Company

Supplement dated July 23, 2025 to the Structured Capital Strategies
®
16 Prospectus, Initial Summary Prospectus, and Updating Summary Prospectus dated May 1, 2025

This Supplement modifies certain information in the most recent prospectus, initial summary prospectus and updating summary prospectus (collectively, the “Prospectus”). You should read this Supplement in conjunction with your Prospectus and retain it for future reference. The terms we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any Prospectus or supplement without charge upon request. Please contact the customer service center at
877-522-5035.

The following hereby replaces the corresponding paragraphs on each cover page where applicable:

Series ADV contracts are only available through advisors who charge an advisory fee for their services, and this fee is in addition to contract fees and expenses.
If you elect to pay the advisory fee from your account value (by taking withdrawals), then these deductions will reduce the account value and could reduce the death benefit, will not receive index interest, and could reduce the Segment Investment by more than the amount of the deductions, and, over time, could result in a significant loss of principal and previously credited interest. NOTE: withdrawals to pay advisory fees also will be subject to taxes and possible tax penalties.
You should consider using a source other than the account value under the contract to pay advisory fees, if possible, to avoid these potential consequences.

The contract may not currently be available in all states. In addition, certain features described in this Prospectus may vary in your state. Not all Indices are available in all states. For a state-by-state
description of all material variations to this contract, see Appendix “State contract availability and/or variations of certain features and benefits”.
We reserve the right to discontinue the acceptance of, and/or place additional limitations on, contributions into certain investment options, including any or all of the Segments of the SIO. If we exercise this right, you will not be able to increase your account value and, consequently, increase your death benefit, and will be limited to investing in the EQ/Core Bond Index, EQ/Equity 500 Index, or EQ/Money Market.

The following hereby replaces the corresponding paragraph in “Important Information You Should Consider About the
Contract -
Restrictions” where applicable:

We can refuse to accept any application or contribution from you at any time, including after you purchase the contract.
If you elect to pay the advisory fee from your account value, then these deductions will, among other things, reduce the account value, and may be subject to federal and state income taxes and a 10% federal penalty tax.
We reserve the right to discontinue the acceptance of, and/or place additional limitations on, contributions into certain investment options, including any or all of the Segments comprising the Structured Investment Option. If we exercise this right, your ability to invest in your contract, increase your account value and, consequently, increase your death benefit, will be limited.

The following hereby replaces the corresponding paragraphs in “Principal risks of investing in the contract – Withdrawals and Surrenders” where applicable:

•	Withdrawals and surrenders may be subject to withdrawal charges, income taxes, and tax penalties.

•	Withdrawals will reduce your account value and death benefit.

•	If you take a withdrawal or surrender from a Segment prior to Segment maturity you may receive less than the amount invested and less than the amount you would receive had you held the investment until Segment maturity. See “Segment Interim Value” above.

•	If your account value falls below the applicable minimum account size as a result of a withdrawal, the contract will terminate.

•	For Series B contracts only, if you take a withdrawal or surrender your contract, any applicable withdrawal charge is calculated as a percentage of contributions, not account value. It is possible that the percentage of account value withdrawn could exceed the applicable withdrawal charge percentage. For example, assume you make a onetime contribution of $1,000 at contract issue. If your account value is $800 in contract year 3 and you surrender your contract, a withdrawal charge percentage of 5% is applied. The withdrawal charge would be $50 (5% of the $1,000 contribution). This is a 6.25% reduction of your account value, which results in a cash value of $750 paid to you.

Structured Capital Strategies ® 16 New Biz/In-Force	Catalog No. 800240 (7/25)
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•	We may apply fees if you access your account value during the accumulation period or surrender your contract. For example, in addition to possible tax consequences, you may incur fees for accessing your account value such as a withdrawal charge, transfer fee, third party transfer or exchange fee and/or a charge for any optional benefits.

•	Withdrawals may be subject to income taxes and tax penalties. The minimum partial withdrawal amount is $300. Withdrawals will reduce your account value and optional benefit bases and the amount of the reduction may be greater than the dollar amount of the withdrawal. Excess Withdrawals may terminate or significantly reduce the value of your optional benefits. Certain withdrawals may also terminate your contract.

•
Series ADV Contracts.
Series ADV contracts are only available through advisors who charge an advisory fee for their services, and this fee is in addition to contract fees and expenses. If you elect to pay the advisory fee from your account value (by taking withdrawals), then these deductions will reduce the account value and could reduce the death benefit, will not receive index interest, and could reduce the Segment Investment by more than the amount of the deductions, and, over time, could result in a significant loss of principal and previously credited interest. NOTE: Withdrawals to pay advisory fees also will be subject to federal and state income taxes and a 10% federal penalty tax. You should consider using a source other than the account value under the contract to pay advisory fees, if possible, to avoid these potential consequences.

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